Supplement dated May 31, 2022

to the

Summary Prospectus and Prospectus dated February 1, 2022.

Effective immediately, the following is added to the beginning of the “Principal Risks” section of the Prospectus:

Indemnification Risk: A lawsuit filed by former Trustee Robert B. Minturn against the current Trustees and another former Trustee (together with the current Trustees, the “Defendant Trustees”) seeks the portion of the Trustee fees that Minturn alleges he is owed pursuant to a contractual agreement among the Trustees. The current Trustees believe they acted in accordance with the agreement and their fiduciary duties and in the best interests of the Trust and its shareholders in taking the steps that are the subject of the lawsuit. Those steps included reducing and then suspending the payments that Minturn was receiving from the Trustees’ fees paid by the Trust. The Trust was but is no longer a defendant to Minturn’s action. The Defendant Trustees may seek indemnification under the Declaration of Trust for expenses (including judgments or settlements) they reasonably incurred by reason of being Trustees, subject to certain regulatory, fiduciary, and contractual limitations. If the Defendant Trustees seek indemnification and if it is determined that all conditions have been satisfied for the Trust to indemnify the Defendant Trustees for a court judgment or settlement amount, then the indemnification will result in a significant expense for the shareholders.